Notes Receivable, Net	12 Months Ended
Sep. 30, 2024
Notes Receivable, Net [Abstract]
NOTES RECEIVABLE, NET

NOTE 4 - NOTES RECEIVABLE, NET

Notes receivable, net as of September 30, 2024 and 2023 consisted of the following:

	2024	2023
Notes receivable	$8,122,287	$7,661,035
Less: allowance for expected credit losses	(220,503)	-
Notes receivable, net	$7,901,784	$7,661,035

Movement of allowance for expected credit losses are as follow:

2024
Beginning balance	$-
Cumulative-effect adjustment of adoption of CECL	116,097
(Reversal)/Addition	97,214
Exchange rate effect	7,192
Ending balance	$220,503

Notes receivable consisted of bank acceptance notes and commercial acceptance notes. These notes with 3-6 months maturity dates were issued by customers to pay their payable balances to the Company. Factored notes receivables with recourse amounted $1,249,765 and $4,442,870 were recorded as short-term borrowings as of September 30, 2024 and 2023, respectively.